UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23699

Pioneer Municipal High Income Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2023

Date of reporting period: May 1, 2022 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Municipal High Income Opportunities Fund, Inc.

Semiannual Report | October 31, 2022

Ticker Symbol: MIO

visit us: www.amundi.com/us

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House

2 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

of Representatives, are another development that will garner investors' attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following interview, Jonathan Chirunga and David Eurkus discuss the investment environment in the municipal bond market, and the factors that influenced the performance of Pioneer Municipal High Income Opportunities Fund, Inc. during the six-month period ended October 31, 2022. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended October 31, 2022?
A	Pioneer Municipal High Income Opportunities Fund, Inc. returned -20.86% at net asset value (NAV) and -22.21% at market price during the six-month period ended October 31, 2022. During the same six-month period, the Fund’s benchmarks, the Bloomberg US Municipal High Yield Bond Index and the Bloomberg Municipal Bond Index, returned -8.76% and -4.43% at NAV, respectively. The Bloomberg US Municipal High Yield Bond Index (the high-yield municipal index) is an unmanaged measure of the performance of lower-rated municipal bonds, while the Bloomberg Municipal Bond Index is an unmanaged measure of the performance of investment-grade municipal bonds. Unlike the Fund, the indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 45 closed end funds in Morningstar’s Closed End Municipal National Long Funds category (which may or may not be leveraged) was -21.16%, and the average return at market price of the closed-end funds within the same Morningstar category was -12.37%.

The shares of the Fund were selling at a -14.87% discount to NAV on October 31, 2022. Comparatively, the shares of the Fund were selling at a -13.39% discount to NAV on April 30, 2022.

On October 31, 2022, the standardized 30-day SEC yield of the Fund’s shares was 5.55%*.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Q	How would you describe the investment environment in the municipal bond market during the six-month period ended October 31, 2022?
A	Consistent with the negative returns experienced in the broader fixed-income market, municipal bonds generated poor performance over the six-month period. Two factors played a role in the market’s sizable downturn.

First, in March 2022, prior to the start of the six-month period, the US Federal Reserve System (Fed) had sought to combat high levels of inflation by ending its pandemic-era quantitative easing program and beginning to raise interest rates. The Fed had increased the target range of the federal funds rate by 25 basis points (bps), or one-quarter of one percentage point, at its March meeting, then followed up with an increase of 50 bps in May and three increases of 75 bps each in June, July, and September, respectively. As of October 31, 2022, investors were anticipating additional rate increases before the Fed reached the point where it could pause its policy tightening. The Fed’s actions contributed to an across-the-board rise in government bond yields over the six-month period. The 10-year US Treasury note, which came into the period with a yield of 2.89%, rose to 4.10% by the final day of October. (Bond prices and yields move in opposite directions.)

The second key factor affecting the market was that, along with the rise in prevailing yields, came an accompanying increase in yield spreads for municipal bonds relative to US Treasuries. (Yield, or credit spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) The combination of Russia’s invasion of Ukraine, ongoing supply-chain disruptions, and questions about the direction of the economy led to underperformance for the bond market’s “spread sectors” in relation to Treasuries. In combination, those developments led to substantial outflows from the municipal bond market during the period, which further weighed on bond prices. (Spread sectors are nongovernmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)

High-yield municipals lagged their investment-grade counterparts during the period, due in part to negative performance from credit-sensitive sectors, including housing bonds, pollution control revenue (PCR) bonds, industrial development revenue (IDR) bonds, and bonds issued by the Commonwealth of Puerto Rico.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 5

Although performance for the asset class was poor, fundamentals within the municipal bond market have remained firm. The gradual reopening of the economy, substantial federal aid through government-stimulus packages in 2020-2021, and rising tax receipts have all contributed to a steady improvement in the financial health of municipal issuers. The default rate within the municipal bond market also has remained very low, helping to illustrate the gap between price performance and underlying issuer strength.

Q	What factors affected the Fund’s performance relative to the Bloomberg municipal bond indices during the six-month period ended October 31, 2022?
A	The Fund underperformed the overall municipal bond market during the period, with exposures to PCR and IDR bonds - that is, tax-exempt debt issued by municipal entities to finance projects used by private corporations - a key detractor from benchmark-relative returns, as both sectors struggled during the six-month period.

At the individual security level, the portfolio’s exposures to Buckeye (Ohio) Tobacco Settlement Financing Authority (Master Settlement Agreement, or MSA) bonds, and Oroville (California) Hospital revenue bonds were the largest detractors from the Fund’s relative returns during the period.

On the positive side, at the sector level, the Fund’s relative performance benefited from an underweight to special-tax revenue bonds. A large portion of the sector consists of real estate development deals, which underperformed during the period given that rising mortgage rates weighed on the outlook for the property sector. Selection results among the portfolio’s holdings in the hospitals sector were a further plus for the Fund’s relative returns.

From a ratings perspective, the Fund’s allocation to non-rated municipal bonds was a key positive contributor to benchmark-relative performance for the six-month period. Each non-rated municipal bond is subject to our in-depth credit analysis process before we consider adding it to the portfolio, and our team of analysts assigns every non-rated bond an internal rating. In addition, we review all obligors of the non-rated bonds held in the portfolio, and seek to make once-per-year site visits to help assure, in our view, that the ability of the non-rated issuers to maintain their coupon payments is not at risk.

6 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

The Fund’s underweight allocation to bonds issued by the Commonwealth of Puerto Rico also aided relative performance, as the Commonwealth’s debt lagged the broader municipal bond market for the six-month period. The decision to carry a portfolio underweight to Puerto Rico's bonds was a function of our continued selectivity with regard to investing in bonds that have gone through restructuring in federal courts, or that we believe could face restructuring in the future.

Individual holdings in the portfolio that aided the Fund’s relative results for the six-month period included California State MSA bonds and Suffolk (NY) Tobacco Securitization Corp. MSA bonds.

Q	Did the Fund’s distributions** to shareholders change during the six-month period ended October 31, 2022?
A	Yes, the Fund’s monthly distribution rate increased once during the period. An increase from $0.0600 per share/per month to $0.0630 per share/per month was announced on August 4, 2022, and paid on August 31, 2022. The monthly distribution rate then remained unchanged, at $0.0630 per share/per month, for the rest of the six-month period. The amount of distributions made to shareowners during the period was in excess of the Fund’s net investment income.
Q	Did the level of leverage in the Fund change during the six-month period ended October 31, 2022?
A	The Fund has entered into a credit agreement to employ leverage. (See Note 6 in the Notes to Financial Statements.) On October 31, 2022, 32.8% of the Fund’s total managed assets were financed by leverage obtained through the credit agreement, compared with 36.2% of the Fund’s total managed assets financed by leverage at the start of the six-month period on May 1, 2022. During the six-month period, the Fund decreased the absolute amount of funds borrowed by a total of $47 million, to $92 million as of October 31, 2022. The change in the percentage of the Fund’s total managed assets financed by leverage during the six-month period also was the result of a decrease in the value of the Fund’s total managed assets.
Q	Did the Fund have any exposure to derivative securities during the six-month period ended October 31, 2022?
A	No, the Fund’s portfolio had no exposure to derivative securities during the period.
**	Distributions are not guaranteed.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 7

Q	What is your investment outlook?
A	We see the potential for further market volatility given the broad uncertainty surrounding inflation, Fed monetary policies, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond space, and we foresee low odds of a wholesale rise in default risk. In fact, many issuing states have reported record tax payments and/or budget surpluses. We would also note that, while corporate and government debt levels have risen significantly since the financial crisis of 2008, the municipal market has continued to hover at around $4 trillion in outstanding debt. We believe this provides a positive underpinning for the market and indicates improving financial discipline among municipal issuers. In our view, those factors indicate that the weakness in prices has not been accompanied by a meaningful decline in underlying fundamentals in the municipal market.

Additionally, the recent market downturn has caused the ratio of tax-exempt yields to US Treasury yields to rise (the Municipal-to-Treasury ratio), which has often been an indication of improving value in the market, given that the higher the Municipal-to-Treasury ratio, the more attractive municipals are relative to Treasuries. We believe the attractive yields offered by municipal bonds may help drive rising demand, which would be a positive, especially since there are expectations for lighter supply in the municipal market through year-end.

As is typically the case, headline news events have had a minimal effect on our day-to-day approach to managing the portfolio. Our goal is to invest the Fund in what we believe are fundamentally sound credits with attractive yields, while maintaining an appropriate level of portfolio diversification***. We also seek to avoid experiencing defaults in the portfolio through our emphasis on fundamental research. That approach was successful over the past six months, as the Fund did not have any exposure to bonds that defaulted. We believe this steady, long-term approach remains the most effective way to identify opportunities and to help minimize the risk associated with investing in the high-yield municipal market.

*** Diversification does not assure a profit nor protect against loss.

8 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Please refer to the Schedule of Investments on pages 15–21 for a full listing of Fund securities.

Pioneer Municipal High Income Opportunities Fund, Inc. is a recently organized, diversified, closed-end fund. The Fund's primary investment objective is to provide holders with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund may seek capital appreciation to the extent consistent with its primary investment objective. The Fund invests in a professionally managed portfolio of municipal securities from across the United States.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default.

A portion of income may be subject to state, federal, and/or alternative minimum tax.

Capital gains, if any, are subject to a capital gains tax.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments. By concentrating in municipal securities, the Fund is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund may invest in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 9

The Fund uses leverage, which entails specific risks, to seek a higher return. The Fund may source leverage through a number of methods, including through a credit agreement. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for the holders of common shares.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

In accordance with the Fund's charter, the Fund intends to terminate on the close of business on August 31, 2033 (the “Termination Date”). In addition, as of a date within twelve months preceding the Termination Date, the Board of the Fund may (but is not required to) cause the Fund to conduct a tender offer to all common shareholders. In connection with the tender offer and/or termination as described in the Fund’s prospectus, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In connection with the tender offer and/or termination as described in the Fund's prospectus, the Fund may begin liquidating all or a portion of its portfolio, and may deviate from its investment policies and may not achieve its investment objective.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Portfolio Summary | 10/31/22

Portfolio Diversification

(As a percentage of total investments)*

State Diversification

(As a percentage of total investments)*

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 11

Portfolio Summary | 10/31/22 (continued)

Portfolio Maturity

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	City of Houston Airport System Revenue, 4.00%, 7/15/41	5.02%
2.	Tuscaloosa County Industrial Development Authority, Hunt Refining
	Project, Series A, 5.25%, 5/1/44 (144A)	4.81
3.	Buckeye Tobacco Settlement Financing Authority, Senior Class 2,
	Series B2, 5.00%, 6/1/55	4.50
4.	California Statewide Communities Development Authority, Loma Linda
	University Medical Center, Series A, 5.25%, 12/1/56 (144A)	4.30
5.	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	4.24
6.	Golden State Tobacco Securitization Corp., Series A1, 4.214%, 6/1/50	4.09
7.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured
	Series A1, 5.00%, 7/1/58	3.12
8.	Arkansas Development Finance Authority, Big River Steel Project,
	4.75%, 9/1/49 (144A)	2.81
9.	Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
	4.00%, 6/15/50	2.59
10.	Hoover Industrial Development Board, 5.75%, 10/1/49	2.56

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities

12 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Prices and Distributions | 10/31/22

Market Value per Share^

	10/31/22	4/30/22
Market Value	$9.50	$12.61
Discount	(14.87)%	(13.39)%

Net Asset Value per Share^

	10/31/22	4/30/22
Net Asset Value	$11.16	$14.56

Distributions per Share*

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/22 – 10/31/22	$0.3690	$ —	$ —

Yields

	10/31/22	4/30/22
30-Day SEC Yield	5.93%	4.91%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the period was in excess of the Fund’s net investment income. A decrease in distributions may have a negative effect on the market value of the Fund's shares.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 13

Performance Update | 10/31/22

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal High Income Opportunities Fund, Inc. during the periods shown, compared to that of the Bloomberg Municipal Bond Index and Bloomberg U.S. Municipal High Yield Bond Index. (Growth of $10,000 comparisons for the Fund begin on August 6, 2021. Growth of $10,000 comparisons for the Bloomberg indices begin on August 31, 2021.)

Average Annual Total Returns

(As of October 31, 2022)

Bloom-
berg US
			Bloom-	Municipal
	Net		berg	High
	Asset		Municipal	Yield
	Value	Market	Bond	Bond
Period	(NAV)	Price	Index	Index
Life of Fund
(8/5/21)*	-34.80%	-42.75%	-10.83%	-14.42%
1 year	-39.47	-47.69	-11.98	-16.45

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. The Bloomberg U.S. Municipal High Yield Bond Index is unmanaged, totals over $26 billion in market value and maintains over 1,300 securities. Municipal bonds in this index have the following requirements: maturities of one year or greater, sub investment grade (below Baa or non-rated), fixed coupon rate, issue date later than 12/31/90, deal size over $20 million, and maturity size of at least $3 million. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a closed-end fund. The indices do not use leverage. It is not possible to invest directly in an index.

* Date of the Fund's inception and initial public offering. The Fund commenced operations on August 6, 2021.

14 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Schedule of Investments | 10/31/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 146.6%
COMMERCIAL MORTGAGE-BACKED
SECURITY — 0.4% of Net Assets
1,500,000	Housing Opportunities Commission of Montgomery
	County, Series A, 2.10%, 7/1/52	$ 834,915
TOTAL COMMERCIAL MORTGAGE-BACKED
	SECURITY (Cost $1,237,292)	$ 834,915
MUNICIPAL BONDS — 146.2% of Net Assets(a)
Alabama — 10.8%
7,025,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 7,061,038
16,265,000	Tuscaloosa County Industrial Development Authority, Hunt
	Refining Project, Series A, 5.25%, 5/1/44 (144A)	13,280,373
	Total Alabama	$ 20,341,411
Arizona — 4.3%
265,000	Arizona Industrial Development Authority, Series A, 4.00%,
	7/15/41 (144A)	$ 206,833
1,500,000	Arizona Industrial Development Authority, Series A, 4.00%,
	7/15/51 (144A)	1,047,825
1,425,000	Arizona Industrial Development Authority, Series A, 4.00%,
	7/15/56 (144A)	950,774
1,675,000	Arizona Industrial Development Authority, Doral Academy
	Nevada Fire Mesa, Series A, 5.00%, 7/15/49 (144A)	1,466,881
6,000,000	Maricopa County Industrial Development Authority,
	Commercial Metals Company, 4.00%, 10/15/47 (144A)	4,444,860
	Total Arizona	$ 8,117,173
Arkansas — 4.1%
9,500,000	Arkansas Development Finance Authority, Big River Steel
	Project, 4.75%, 9/1/49 (144A)	$ 7,762,355
	Total Arkansas	$ 7,762,355
California — 21.0%
1,000,000	California County Tobacco Securitization Agency,
	Golden Gate Tobacco Settlement, Series A, 5.00%, 6/1/47	$ 822,350
1,500,000	California Statewide Communities Development
Authority, Loma Linda University Medical Center,
	Series A, 5.00%, 12/1/46 (144A)	1,293,465
13,315,000	California Statewide Communities Development
Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	11,889,896
750,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/39	705,015
13,200,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	11,721,600
2,050,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	1,767,120

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 15

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
California — (continued)
17,000,000	Golden State Tobacco Securitization Corp., Series A1,
	4.214%, 6/1/50	$ 11,307,720
	Total California	$ 39,507,166
Colorado — 6.3%
2,000,000	Aerotropolis Regional Transportation Authority, 4.375%,
	12/1/52	$ 1,461,520
2,000,000	City & County of Denver, United Airlines, Inc. Project,
	5.00%, 10/1/32	1,878,560
1,900,000(b)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.00%, 12/1/49	1,550,286
7,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	6,436,500
1,000,000	Rampart Range Metropolitan District No 5, 4.00%, 12/1/51	633,800
	Total Colorado	$ 11,960,666
Connecticut — 1.4%
400,000	Steel Point Infrastructure Improvement District, Steelpointe
	Harbor Project, 4.00%, 4/1/31 (144A)	$ 366,084
605,000	Steel Point Infrastructure Improvement District, Steelpointe
	Harbor Project, 4.00%, 4/1/36 (144A)	526,997
660,000	Steel Point Infrastructure Improvement District, Steelpointe
	Harbor Project, 4.00%, 4/1/41 (144A)	540,085
1,660,000	Steel Point Infrastructure Improvement District, Steelpointe
	Harbor Project, 4.00%, 4/1/51 (144A)	1,243,904
	Total Connecticut	$ 2,677,070
Delaware — 2.3%
450,000	Delaware State Economic Development Authority,
	Aspira of Delaware Charter, 3.00%, 6/1/32	$ 387,248
700,000	Delaware State Economic Development Authority,
	Aspira of Delaware Charter, 4.00%, 6/1/42	598,297
2,250,000	Delaware State Economic Development Authority,
	Aspira of Delaware Charter, 4.00%, 6/1/52	1,674,000
2,395,000	Delaware State Economic Development Authority,
	Aspira of Delaware Charter, 4.00%, 6/1/57	1,714,676
	Total Delaware	$ 4,374,221
District of Columbia — 2.3%
7,040,000	Metropolitan Washington Airports Authority Dulles
	Toll Road Revenue, 3.00%, 10/1/53 (AGM Insured)	$ 4,267,718
	Total District of Columbia	$ 4,267,718
Florida — 6.4%
1,000,000	Charlotte County Industrial Development Authority,
	Town & Country Utilities, 4.00%, 10/1/51 (144A)	$ 657,480
2,000,000	Charlotte County Industrial Development Authority,
	Town & Country Utilities, Series B, 5.00%, 10/1/36 (144A)	1,661,300

The accompanying notes are an integral part of these financial statements.

16 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)		Value
	Florida — (continued)
275,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/29 (144A)	$ 272,421
550,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/39 (144A)	501,798
825,000	County of Lake, Imagine South Lake, 5.00%,
	1/15/49 (144A)	700,846
2,425,000	Florida Development Finance Corp., Glenridge On Palmer
	Ranch Project, 5.00%, 6/1/51	1,858,981
2,450,000	South Broward Hospital District, Series A, 2.375%, 5/1/45	1,447,729
2,455,000	South Broward Hospital District, Series A, 2.50%, 5/1/47	1,479,751
2,000,000	South Broward Hospital District, Series A, 3.00%, 5/1/51	1,298,660
3,700,000	State of Florida Department of Transportation Turnpike
	System Revenue, Series B, 2.125%, 7/1/46	2,091,832
	Total Florida	$ 11,970,798
	Georgia — 2.2%
8,440,000(c)	Tender Option Bond Trust Receipts/Certificates,
	Series 2021 2.498%, 7/15/50 (ST GTD) (144A)	$ 4,066,875
	Total Georgia	$ 4,066,875
	Illinois — 11.9%
2,000,000(b)	Chicago Board of Education, Series A, 4.00%, 12/1/43	$ 1,550,960
9,000,000(b)	Chicago Board of Education, Series A, 4.00%, 12/1/47	6,624,540
5,000,000(b)	Chicago Board of Education, Series B, 4.00%, 12/1/41	3,920,450
2,255,000(b)	City of Chicago, Series A, 5.50%, 1/1/33	2,219,461
1,000,000(b)	City of Chicago, Series A, 5.50%, 1/1/49	968,860
9,500,000	Metropolitan Pier & Exposition Authority, McCormick Place
	Expansion, 4.00%, 6/15/50	7,158,535
	Total Illinois	$ 22,442,806
	Iowa — 0.5%
1,000,000	Iowa Finance Authority, Alcoa Inc. Projects, 4.75%, 8/1/42	$ 867,840
	Total Iowa	$ 867,840
	Minnesota — 0.7%
1,430,000	City of Rochester, Rochester Math & Science Academy,
	Series A, 5.125%, 9/1/38	$ 1,279,764
	Total Minnesota	$ 1,279,764
	New Jersey — 2.0%
1,715,000	New Jersey Health Care Facilities Financing Authority,
	Atlanticare Health System, 3.00%, 7/1/51	$ 1,104,529
3,000,000	Tobacco Settlement Financing Corp., Series B,
	5.00%, 6/1/46	2,754,720
	Total New Jersey	$ 3,859,249

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 17

Schedule of Investments | 10/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
New York — 21.8%
4,300,000	Chautauqua Tobacco Asset Securitization Corp.,
	5.00%, 6/1/48	$ 3,997,452
4,385,000	Erie Tobacco Asset Securitization Corp., Asset- Backed,
	Series A, 5.00%, 6/1/45	4,317,822
3,505,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A3, 5.00%, 6/1/35	3,300,588
2,895,000	Nassau County Tobacco Settlement Corp., Asset-Backed,
	Series A3, 5.125%, 6/1/46	2,516,189
7,030,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/42	6,394,347
7,915,000	New York Counties Tobacco Trust IV, Series A,
	5.00%, 6/1/45	6,446,530
2,500,000	New York Counties Tobacco Trust VI, Series 2B,
	5.00%, 6/1/51	2,004,750
8,275,000	TSASC, Inc., Series B, 5.00%, 6/1/48	7,055,762
3,000,000	Westchester County Local Development Corp., Purchase
	Senior Learning Community, 5.00%, 7/1/36 (144A)	2,548,680
3,000,000	Westchester County Local Development Corp., Purchase
	Senior Learning Community, 5.00%, 7/1/41 (144A)	2,415,690
	Total New York	$ 40,997,810
North Carolina — 1.4%
5,000,000	County of Johnston NC Water & Sewer System Revenue,
	2.25%, 4/1/51	$ 2,579,450
	Total North Carolina	$ 2,579,450
Ohio — 6.6%
14,670,000	Buckeye Tobacco Settlement Financing Authority, Senior
	Class 2, Series B2, 5.00%, 6/1/55	$ 12,442,361
	Total Ohio	$ 12,442,361
Pennsylvania — 2.3%
1,750,000	Pennsylvania Economic Development Financing Authority,
	UPMC, Series A, 4.00%, 10/15/51	$ 1,418,673
3,240,000	Philadelphia Authority for Industrial Development,
	Universal Arts, 5.00%, 3/15/45 (144A)	2,899,087
	Total Pennsylvania	$ 4,317,760
Puerto Rico — 18.2%
7,955,000(b)	Commonwealth of Puerto Rico, Restructured Series A1,
	4.00%, 7/1/37	$ 6,327,089
7,000,000(b)	Commonwealth of Puerto Rico, Restructured Series A1,
	4.00%, 7/1/41	5,322,590
3,220,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority,
	Series A, 5.00%, 7/1/37 (144A)	2,901,606

The accompanying notes are an integral part of these financial statements.

18 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Principal
Amount
USD ($)		Value
Puerto Rico — (continued)
7,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority,
	Series A, 5.00%, 7/1/47 (144A)	$ 6,402,375
2,720,000	Puerto Rico Electric Power Authority, Series Class V,
	5.25%, 7/1/27 (AGM Insured)	2,776,984
10,067,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
	Restructured Series A1, 5.00%, 7/1/58	8,618,057
2,537,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
	Restructured Series A2, 4.536%, 7/1/53	2,021,761
	Total Puerto Rico	$ 34,370,462
Texas — 7.4%
18,130,000	City of Houston Airport System Revenue, 4.00%, 7/15/41	$ 13,871,444
	Total Texas	$ 13,871,444
Virginia — 6.7%
7,480,000	Tobacco Settlement Financing Corp., Series A1,
	6.706%, 6/1/46	$ 6,691,608
6,875,000	Tobacco Settlement Financing Corp., Series B1,
	5.00%, 6/1/47	5,980,837
	Total Virginia	$ 12,672,445
Wisconsin — 5.6%
2,500,000	Public Finance Authority, American Prep Academy,
	Series A, 5.125%, 7/15/37 (144A)	$ 2,551,900
8,000,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 4.00%, 6/1/56 (144A)	4,880,320
5,000,000	Wisconsin Health & Educational Facilities Authority,
	3.00%, 8/15/51	3,216,850
	Total Wisconsin	$ 10,649,070
TOTAL MUNICIPAL BONDS
	(Cost $342,373,544)	$275,395,914
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 146.6%
	(Cost $343,610,836)	$276,230,829
	OTHER ASSETS AND LIABILITIES — (46.6)%	$ (87,853,208)
	NET ASSETS — 100.0%	$188,377,621

AGM	Assured Guaranty Municipal Corp.

ST GTD State Guaranteed.

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $77,480,710, or 41.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 19

Schedule of Investments | 10/31/22

(unaudited) (continued)

(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Represents a General Obligation Bond.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2022.

The concentration of investments as a percentage of total investments by type of obligation/market sector is as follows:

Revenue Bonds:
Tobacco Revenue	27.5%
Development Revenue	22.3
Health Revenue	17.6
Education Revenue	8.4
Water Revenue	6.6
Other Revenue	6.5
Transportation Revenue	2.8
Power Revenue	1.0
General Revenue	1.0
93.7%
General Obligation Bonds:	6.3%
100.0%

Purchases and sales of securities (excluding short-term investments) for the six months ended October 31, 2022, aggregated $145,078,157 and $193,006,349, respectively.

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $344,299,202 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ —
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(68,068,373)
Net unrealized depreciation	$(68,068,373)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level	1 – unadjusted quoted prices in active markets for identical securities.
Level	2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level	3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Security	$ —	$ 834,915	$ —	$ 834,915
Municipal Bonds	—	275,395,914	—	275,395,914
Total Investments in Securities	$ —	$276,230,829	$ —	$ 276,230,829
Other Financial Instruments
Credit Agreement(a)	$ —	$ (92,000,000)	$ —	$ (92,000,000)
Total Other Financial Instruments	$ —	$ (92,000,000)	$ —	$ (92,000,000)

(a) The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

During the six months ended October 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 21

Statement of Assets and Liabilities | 10/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $343,610,836)	$ 276,230,829
Cash	135,282
Receivables —
Investment securities sold	890,912
Interest	5,179,763
Total assets	$ 282,436,786
LIABILITIES:
Payables —
Credit agreement	$ 92,000,000
Investment securities purchased	1,614,691
Directors’ fees	1,098
Interest expense	314,323
Due to affiliates	39,178
Accrued expenses	89,875
Total liabilities	$ 94,059,165
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Paid-in capital	$ 336,374,929
Distributable earnings (loss)	(147,997,308)
Net assets	$ 188,377,621
NET ASSET VALUE PER COMMON SHARE:
No par value
Based on $188,377,621/16,885,273 common shares	$ 11.16

The accompanying notes are an integral part of these financial statements.

22 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 10/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers	$7,142,025
Total Investment Income		$ 7,142,025
EXPENSES:
Management fees	$1,344,927
Administrative expenses	33,247
Transfer agent fees	6,283
Shareowner communications expense	26,323
Custodian fees	1,829
Professional fees	102,964
Printing expense	6,877
Directors’ fees	7,388
Interest expense	1,524,895
Miscellaneous	33,224
Total expenses		$ 3,087,957
Less fees waived and expenses reimbursed by the Adviser		(305,875)
Net expenses		$ 2,782,082
Net investment income		$ 4,359,943
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (52,552,409)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (3,006,948)
Net realized and unrealized gain (loss) on investments		$ (55,559,357)
Net decrease in net assets resulting from operations		$ (51,199,414)

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 23

Statement of Changes in Net Assets

	Six Months	Period
	Ended	From
	10/31/22	8/6/21* to
	(unaudited)	4/30/22
FROM OPERATIONS:
Net investment income (loss)	$ 4,359,943	$ 4,617,624
Net realized gain (loss) on investments	(52,552,409)	(26,232,478)
Change in net unrealized appreciation (depreciation)
on investments	(3,006,948)	(64,373,059)
Net decrease in net assets resulting from operations	$ (51,199,414)	$ (85,987,913)
DISTRIBUTIONS TO COMMON SHAREOWNERS:
($0.37 and $0.27 per share, respectively)	$ (6,230,666)	$ (4,579,315)
Tax return of capital
($0.00 and $0.08 per share, respectively)	—	(1,330,531)
Total distributions to shareowners	$ (6,230,666)	$ (5,909,846)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ —	$337,605,460
Net increase in net assets resulting from Fund
share transactions	$ —	$337,605,460
Net increase (decrease) in net assets	$ (57,430,080)	$245,707,701
NET ASSETS APPLICABLE
TO COMMON SHAREOWNERS:
Beginning of period	$245,807,701	$ 100,000
End of period	$188,377,621	$245,807,701

* The Fund commenced operations on August 6, 2021.

	Six Months	Six Months	Period	Period
	Ended	Ended	From	From
	10/31/22	10/31/22	8/6/21* to	8/6/21* to
	Shares	Amount	4/30/22	4/30/22
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE
TRANSACTIONS
Initial
Capitalization	—	$ —	5,000	$ 100,000
Shares sold	—	—	16,880,273	337,605,460
Net increase	—	$ —	16,885,273	$337,705,460

* The Fund commenced operations on August 6, 2021.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Statement of Cash Flows (unaudited)

FOR THE SIX MONTHS ENDED 10/31/22

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations:	$ (51,199,414)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash:
Purchases of investment securities	(147,436,664)
Proceeds from disposition and maturity of investment securities	196,786,520
Net accretion and amortization of discount/premium on investment securities	945,935
Net realized loss on investments in unaffiliated issuers	52,552,409
Change in unrealized depreciation on investments in unaffiliated issuers	3,006,948
Decrease in interest receivable	(50,211)
Decrease in directors’ fees payable	(439)
Decrease in due to affiliates	(10,904)
Increase in accrued expenses payable	8,341
Net cash from operating activities	$ 54,602,521
Cash Flows Used in Financing Activities:
Decrease in due to custodian	(946,260)
Borrowings repaid	(47,455,000)
Increase in interest expense payable	164,687
Distributions to shareowners	(6,230,666)
Net cash flows used in financing activities	$ (54,467,239)
NET INCREASE (DECREASE) IN CASH	$ 135,282
Cash:
Beginning of period*	$ —
End of period	$ 135,282
Cash Flow Information:
Cash paid for interest	$ 1,360,208

* The Fund commenced operations on August 6, 2021.

	Six
	Months	Year
	Ended	Ended
	10/31/22	4/30/22
Cash	$135,282	$ —
Total cash shown in the Statement of Cash Flows	$135,282	$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 25

Financial Highlights

Six Months
	Ended	Period From
	10/31/22	8/6/21* to
	(unaudited)	4/30/22
Per Share Operating Performance
Net asset value, beginning of period	$ 14.56	$ 20.00
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$ 0.26	$ 0.28
Net realized and unrealized gain (loss) on investments	(3.29)	(5.37)
Net increase (decrease) from investment operations	$ (3.03)	$ (5.09)
Distributions to common shareowners:
Net investment income	$ (0.37)**	$ (0.27)
Tax return of capital	—	(0.08)
Total distributions	$ (0.37)	$ (0.35)
Net increase (decrease) in net asset value	$ (3.40)	$ (5.44)
Net asset value, end of period	$ 11.16	$ 14.56
Market value end of period	$ 9.50	$ 12.61
Total return at net asset value(b)	(20.86)%(c)	(25.60)%(c)
Total return at market value(b)	(22.21)%(c)	(35.56)%(c)
Ratios to average net assets of shareowners:
Total expenses plus interest expense(d)	2.45%(e)	1.30%(e)
Net investment income available to shareowners	3.84%(e)	2.03%(e)
Portfolio turnover rate	44%(c)	95%(c)
Net assets, end of period (in thousands)	$188,378	$245,808
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.72%(e)	1.49%(e)
Net investment income (loss) to average net assets	3.57%(e)	1.84%(e)
Total amount of debt outstanding (in thousands)	$ 92,000	$139,455
Asset coverage per $1,000 of indebtedness	$ 3,048	$ 2,763

*	The Fund commenced operations on August 6, 2021.
**	The amount of distributions made to shareowners during the period was in excess of the Fund’s net investment income earned by the Fund during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per-share data presented above is based on the average common shares outstanding for the period presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Includes interest expense of 1.34% and 0.31%, respectively.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Notes to Financial Statements | 10/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Municipal High Income Opportunities Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. Prior to commencing operations on August 6, 2021, the Fund had no operations other than matters related to its organization and registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund issued 5,000 common shares on June 15, 2021, 15,000,000 common shares on August 5, 2021*, 1,000,000 shares on September 14, 2021, and 880,273 shares on September 21, 2021. The Fund’s primary investment objective is to provide holders of the Fund’s common stock (“Common Shares”) with a high level of current income exempt from regular federal income tax. As a secondary investment objective, the Fund may seek capital appreciation to the extent consistent with its primary investment objective. Distributions from sources other than interest income from the Fund’s portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. There can be no assurance that the Fund will achieve its investment objectives.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives

*	Date of the Fund’s inception and initial public offering. The Fund commenced operations on August 6, 2021.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 27

transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for

28 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

B.	Investment Income and Transactions

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 29

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2022 was as follows:

2022
Distributions paid from:
Tax-exempt income	$4,579,042
Ordinary income	273
Tax return of capital	1,330,531
Total	$5,909,846

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2022:

2022
Distributable earnings/(losses):
Capital loss carryforward	$(25,505,803)
Net unrealized depreciation	(65,061,425)
Total	$(90,567,228)

The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.

D.	Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty

30 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited o each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

E.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 31

or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been

32 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

Under normal circumstances, the Fund will invest substantially all of its assets in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to down-grades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including New York and California), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including tobacco settlement bond revenues, industrial development revenues, health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 33

The Fund invests primarily in below investment grade (high yield) municipal securities. Debt securities, loans rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.	Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. For the six months ended October 31, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

34 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was 0.80% (annualized) of the Fund’s average daily managed assets, which was equivalent to 1.19% (annualized) of the Fund’s average daily net assets.

During the six-months ended October 31, 2022, the Adviser voluntarily waived a portion of the management fees. There can be no assurance that the Adviser will extend this voluntary waiver in the future. Fees waived and expenses reimbursed during the six-months ended October 31, 2022 are reflected in the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $39,178 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended October 31, 2022, the Fund paid $7,388 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At October 31, 2022, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $1,098.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 35

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

Shareowner Communications:
Fund	$26,323
Total	$26,323

5. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the six months ended October 31, 2022 and period ended April 30, 2022 were as follows:

	10/31/22	4/30/22
Shares outstanding at beginning of period	16,885,273	—
Initial capitalization	—	5,000
Initial public offering shares	—	15,000,000
Shares outstanding at end of period	16,885,273	16,885,273

6. Credit Agreement

The Fund has entered into a credit facility (the "Credit Agreement") with The Bank of New York Mellon. There is a $150,000,000 borrowing limit under the Credit Agreement. The outstanding loans under the Credit Agreement bear interest at a rate equal to the Overnight Bank Funding Rate plus 0.95% per annum.

At October 31, 2022, the Fund had a borrowing outstanding under the credit agreement totaling $92,000,000. The interest rate charged at October 31, 2022 was 3.97%. During the period ended October 31, 2022, the average daily balance under the Credit Agreement was $108,368,859 at an average interest rate of 2.75%. Interest expense of $1,524,895 in connection with the credit agreement is included on the Statement of Operations.

36 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Borrowings under the Credit Agreement are subject to certain limitations, including (a) that the outstanding amount of the loans under the Credit Agreement cannot exceed the lesser of (i) $150,000,000 and (ii) the sum of the collateral value of all “Eligible Securities” (which consist of nondistressed U.S. municipal bonds, with certain concentration limits) over which The Bank of New York Mellon has a first lien, divided by the “Margin” (which ranges from 120% to 200% depending on the rating of the Eligible Security) and (b) any limitations imposed by applicable law, including the Investment Company Act of 1940, as amended.

The Credit Agreement renews on a daily basis in perpetuity. The Bank of New York Mellon may, at any time, deliver to the Fund a termination notice, which becomes effective 180 days after its receipt by the Fund.

7. Subsequent Events

A monthly distribution was declared on November 4, 2022 of $0.0630 per common share payable November 30, 2022, to common shareowners of record on November 16, 2022.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 37

Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders of Pioneer Municipal High Income Opportunities Fund, Inc. was held on September 15, 2022. Following is a description of the proposal considered at the Meeting and the number of shares of Common Stock voted:

Proposal - To elect three Class I Directors of the Fund, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:

Nominee	Votes For	Votes Against	Votes Abstained
John E. Baumgardner, Jr.	12,946,863.00	1,357,922.00	314,869.00
Lisa M. Jones	13,010,663.00	1,314,560.00	294,431.00
Lorraine H. Monchak	12,517,733.00	1,807,490.00	294,431.00

In addition to Mr. Baumgardner, Ms. Jones and Ms. Monchak, the other Directors of the Fund at the time of the Annual Meeting, Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Thomas J. Perna, Marguerite M. Piret, Fred J. Ricciardi and Kenneth J. Taubes, continue to serve as Directors of the Fund.

38 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Municipal High Income Opportunities Fund, Inc. (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2022, July 2022 and September 2022. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately advised by independent counsel, unanimously approved the renewal of the investment

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 39

management agreement for another year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly

40 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Strategic Insight peer group. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year was in the third quintile (including investment-related expenses) and in the fifth quintile (excluding investment-related expenses), in each case relative to its Strategic Insight peer group for the comparable period. The Directors noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s common shares was in the fifth quintile (excluding investment-related expenses) relative to its Strategic Insight peer group.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 41

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the

42 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22 43

Directors, Officers and Service Providers

Directors	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Craig C. MacKay	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

44 Pioneer Municipal High Income Opportunities Fund, Inc. | Semiannual Report | 10/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 32785-01-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Municipal High Income Opportunities Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 4, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date January 4, 2023

* Print the name and title of each signing officer under his or her signature.